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FEDERATED VERMONT MUNICIPAL INCOME FUND
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A Portfolio of Federated Municipal Securities Income Trust

Class A Shares

Supplement to Prospectus dated December 31, 2006

A special meeting of the shareholders of Federated Vermont Municipal Income Fund ("Federated Vermont Fund") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on August 17, 2007 for the following purposes:

1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Municipal Securities Fund, Inc. ("Federated Municipal Fund") would acquire all of the assets of Federated Vermont Fund in exchange for Class A Shares of Federated Municipal Fund to be distributed pro rata by Federated Vermont Fund in complete liquidation and termination of Federated Vermont Fund; and

2. To transact such other business as may properly come before the special meeting or any adjournment thereof.

Shareholders of Federated Vermont Fund as of July 2, 2007, will be receiving in the mail a Prospectus/Proxy Statement that provides additional information regarding the proposed Reorganization. If shareholders of Federated Vermont Fund approve the Reorganization, each owner of Federated Vermont Fund's Class A Shares will become the owner of Class A Shares of Federated Municipal Fund, in each case having a total net asset value ("NAV") equal to the total NAV of his or her holdings in Federated Vermont Fund on the date of the Reorganization.


This document does not constitute an offer of any securities of Federated Vermont Municipal Income Fund. Such an offer will be made only by the Prospectus/Proxy Statement.


                                                             July 6, 2007




Federated Vermont Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000 Contact us at FederatedInvestors.com or call 1-800-341-7400.
Federated Securities Corp., Distributor





Cusip 313923872
(07/07)